                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                        $ 3,252,934.93

RECEIPTS:
     1. Receipts from Operations                                         $           --
     2. Other Receipts                                                   $     5,012.25
                                                                         --------------

TOTAL RECEIPTS                                                           $     5,012.25

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                     $           --
         b. Others                                                       $           --
     4. Taxes
         a. Federal Income Taxes                                         $           --
         b. FICA Withholdings                                            $           --
         c. Employee's withholdings                                      $           --
         d. Employer's FICA                                              $           --
         e. Federal Unemployment Taxes                                   $           --
         f. State Income Tax                                             $           --
         g. State Employee withholdings                                  $           --
         h. All other state taxes                                        $           --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                  $           --
         b. Utilities                                                    $           --
         c. Insurance                                                    $           --
         d. Merchandise bought for manufacture or sell                   $           --
         e. Other necessary expenses
             Clearing of previously voided checks                        $        51.88
             U.S. Trustee Fees                                           $           --
             Computer Access/Hosting Services                            $           --
                                                                         --------------

TOTAL DISBURSEMENTS                                                      $        51.88
Less:  Disbursements by Parent or Affiliate                              $           --
                                                                         --------------
ADJUSTED TOTAL DISBURSEMENTS                                             $        51.88

                                                                         --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                      $     4,960.37

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                  $           --
                                                                         --------------

ENDING BALANCE IN WxC/WAXS                                               $   110,913.25
ENDING BALANCE IN B of A Checking                                        $ 3,146,982.05

                                                                         --------------
                                    ENDING BALANCE                       $ 3,257,895.30
                                                                         ==============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            Checking
Account Number:          3299991275

DATE RECEIVED                                            DESCRIPTION                          AMOUNT
-------------                                            -----------                        ----------
      7/19/2002                          Interest income                                      5,012.25

                                                                                            ----------
                                                                              Total         $ 5,012.25
                                                                                            ==========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                   $  --
     Add: purchases                        $  --
     Less: goods sold                      $  --
                                           -----
     Ending inventory                      $  --
                                           =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period              $  --
     Payroll taxes due but unpaid               $  --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                   Date regular            Amount of          Number of              Amount of
           Name of Creditor/Lessor                payment is due        regular payment   Payments Delinquent    Payments Delinquent
     -----------------------------------          --------------        ---------------   -------------------    -------------------
     Imperial Premium Finance                          Monthly              8,798.52                   --                    --
     Storage West Self Storage                         Monthly                209.00           See Note 1                 27.87
     Storage West Self Storage                         Monthly                 99.00           See Note 1                 13.20
     Associated Storage                                Monthly              2,149.98           See Note 1                286.66
     Bay 602 Corporation                               Monthly              9,817.39           See Note 1              1,308.99
     Reynolds Family Properties                        Monthly              4,448.00           See Note 1                593.07
     Reynolds Family Properties                        Monthly             23,792.49           See Note 1              3,172.33
     Doral Plaza Associates                            Monthly              9,660.00           See Note 1              1,288.00
     Colonial Parking                                  Monthly                378.00           See Note 1                 50.40
     23223 Bryan St. Limited Partnership               Monthly             16,941.16           See Note 1              2,258.82
     Central Parking Systems                           Monthly                700.00           See Note 1                 93.33
     Currie Samuelson                                  Monthly              1,200.00           See Note 1                160.00
     Currie Samuelson                                  Monthly             34,516.00           See Note 1              4,602.13
     Downtown Properties                               Monthly             10,850.00           See Note 1              1,446.67
     Hudson Telegraph                                  Monthly             12,206.25           See Note 1              1,627.50
     Okada International                               Monthly              2,601.03           See Note 1                346.80
     One Wilshire Arcade Imp.                          Monthly              6,147.03           See Note 1                819.60
     Rockrose Development                              Monthly              2,848.25           See Note 1                379.77
     Scripps Ranch Landscape                           Monthly              1,000.00           See Note 1                133.33
     Pacific Guardian Center                           Monthly              4,707.32           See Note 1                627.64
     Wells Fargo Financial Leasing Co.                 Monthly                279.88                   --                    --
     Newcourt Leasing                                  Monthly              1,871.90                   --                    --
     Greater San Diego Air                             Monthly              2,246.00           See Note 1                299.47
     Finova Loan Admin. Inc                            Monthly             11,825.07           See Note 1              1,576.68
     CIT Group                                         Monthly              8,117.96                   --                    --
     Dana Commercial Credit                            Monthly             14,734.93           See Note 1              1,964.66
     Danka Financial Services                          Monthly             16,705.50                   --                    --
     Danka Financial Services                          Monthly                378.16           See Note 2                428.58
     Data Sales Co., Inc                               Monthly             58,663.13           See Note 1              7,821.75
     IBM Corporation                                   Monthly             56,452.32                   --                    --
     Advanta Leasing Services                          Monthly              1,374.62                   --                    --
     Premier Computer Sales                            Monthly              7,151.17           See Note 1                953.49
     Siemens Credit LTD                                Monthly             45,360.11           See Note 2             51,408.12
     Telogy, Inc.                                      Monthly              6,482.29           See Note 1                864.31
     Telecommunications Finance Group                  Monthly          1,013,115.84           See Note 2          1,148,197.95
     Union Bank of CA., N.A.                           Monthly             61,133.27           See Note 1              8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY         INTERCOMPANY                 TOTAL
                                                                    ---------        ---------------          ---------------
               Beginning of month balance                             $  --          $  2,402,758.04          $  2,402,758.04
               Add: Receipts by parent/affiliates                     $  --          $            --          $            --
               Add: customer credits                                  $  --          $            --          $            --
               Add: intercompany activity                             $  --          $            --          $            --
               Less: collections                                      $  --          $            --          $            --
               Less: offsets                                          $  --          $            --          $            --
               Less: application of customer deposits                 $  --          $            --          $            --
               Less: sale of receivables to I-Link                    $  --          $            --          $            --
                                                                      -----          ---------------          ---------------
               End of month balance                                   $  --          $  2,402,758.04          $  2,402,758.04
                                                                      =====          ===============          ===============

         0-30 Days             31-60 Days               61-90 Days                Over 90 Days           End of Month Total
         ---------             ----------               ----------                ------------           ------------------
          $ --                  $ --                      $ --                       $ --                      $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                     3RD PARTY             INTERCOMPANY               TOTAL
                                                                  ---------------         ---------------        ---------------
               Beginning of month balance                         $  8,702,870.24         $  6,239,696.70        $ 14,942,566.94
               Add: sales on account**                            $         51.88         $            --        $         51.88
               Add: collections on behalf of I-Link               $            --         $            --        $            --
               Add: intercompany activity
                 Expenses paid directly by Parent or Affiliate    $            --         $            --        $            --
                 Net cash advanced by Parent                      $            --         $            --        $            --
                 Credit extended by Parent or Affiliate           $            --         $            --        $            --
                 Amounts collected by Parent                      $            --         $            --        $            --
               Less: Invoicing to I-Link                          $            --         $            --        $            --
               Less: remittances to I-Link                        $            --         $            --        $            --
               Less: payments                                     $        (51.88)        $            --        $        (51.88)
                                                                  ---------------         ---------------        ---------------
               End of month balance                               $  8,702,870.24         $  6,239,696.70        $ 14,942,566.94
                                                                  ===============         ===============        ===============

         0-30 Days                31-60 Days                61-90 Days                Over 90 Days           End of Month Total
         ---------                ----------                ----------               --------------          ------------------
           $ --                     $ --                       $ --                  $ 8,702,870.24            $ 8,702,870.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of July 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                              /s/ Henry C. Lyon
                                              ----------------------------------
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                             $  3,257,895.30

RECEIPTS:
     1. Receipts from Operations                                              $            --
     2. Other Receipts                                                        $            --
                                                                              ---------------

TOTAL RECEIPTS                                                                $            --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                          $            --
         b. Others                                                            $            --
     4. Taxes
         a. Federal Income Taxes                                              $            --
         b. FICA Withholdings                                                 $            --
         c. Employee's withholdings                                           $            --
         d. Employer's FICA                                                   $            --
         e. Federal Unemployment Taxes                                        $            --
         f. State Income Tax                                                  $            --
         g. State Employee withholdings                                       $            --
         h. All other state taxes                                             $            --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                       $            --
         b. Utilities                                                         $            --
         c. Insurance                                                         $            --
         d. Merchandise bought for manufacture or sell                        $            --
         e. Other necessary expenses
             Clearing of previously voided checks                             $         63.00
             U.S. Trustee Fees                                                $            --
             Computer Access/Hosting Services                                 $     10,000.00
                                                                              ---------------

TOTAL DISBURSEMENTS                                                           $     10,063.00
Less:  Disbursements by Parent or Affiliate                                   $    (10,000.00)
                                                                              ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $         63.00

                                                                              ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $        (63.00)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                       $            --
                                                                              ---------------

ENDING BALANCE IN WxC/WAXS                                                    $    110,913.25
ENDING BALANCE IN B of A Checking                                             $  3,146,919.05

                                                                              ---------------
                                                   ENDING BALANCE             $  3,257,832.30
                                                                              ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory              $  --
     Add: purchases                   $  --
     Less: goods sold                 $  --
                                      -----
     Ending inventory                 $  --
                                      =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period              $  --
     Payroll taxes due but unpaid               $  --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                   Date regular            Amount of          Number of              Amount of
           Name of Creditor/Lessor                payment is due        regular payment   Payments Delinquent    Payments Delinquent
     -----------------------------------          --------------        ---------------   -------------------    -------------------
     Imperial Premium Finance                          Monthly               8,798.52                  --                     --
     Storage West Self Storage                         Monthly                 209.00          See Note 1                  27.87
     Storage West Self Storage                         Monthly                  99.00          See Note 1                  13.20
     Associated Storage                                Monthly               2,149.98          See Note 1                 286.66
     Bay 602 Corporation                               Monthly               9,817.39          See Note 1               1,308.99
     Reynolds Family Properties                        Monthly               4,448.00          See Note 1                 593.07
     Reynolds Family Properties                        Monthly              23,792.49          See Note 1               3,172.33
     Doral Plaza Associates                            Monthly               9,660.00          See Note 1               1,288.00
     Colonial Parking                                  Monthly                 378.00          See Note 1                  50.40
     23223 Bryan St. Limited Partnership               Monthly              16,941.16          See Note 1               2,258.82
     Central Parking Systems                           Monthly                 700.00          See Note 1                  93.33
     Currie Samuelson                                  Monthly               1,200.00          See Note 1                 160.00
     Currie Samuelson                                  Monthly              34,516.00          See Note 1               4,602.13
     Downtown Properties                               Monthly              10,850.00          See Note 1               1,446.67
     Hudson Telegraph                                  Monthly              12,206.25          See Note 1               1,627.50
     Okada International                               Monthly               2,601.03          See Note 1                 346.80
     One Wilshire Arcade Imp.                          Monthly               6,147.03          See Note 1                 819.60
     Rockrose Development                              Monthly               2,848.25          See Note 1                 379.77
     Scripps Ranch Landscape                           Monthly               1,000.00          See Note 1                 133.33
     Pacific Guardian Center                           Monthly               4,707.32          See Note 1                 627.64
     Wells Fargo Financial Leasing Co.                 Monthly                 279.88                  --                     --
     Newcourt Leasing                                  Monthly               1,871.90                  --                     --
     Greater San Diego Air                             Monthly               2,246.00          See Note 1                 299.47
     Finova Loan Admin. Inc                            Monthly              11,825.07          See Note 1               1,576.68
     CIT Group                                         Monthly               8,117.96                  --                     --
     Dana Commercial Credit                            Monthly              14,734.93          See Note 1               1,964.66
     Danka Financial Services                          Monthly              16,705.50                  --                     --
     Danka Financial Services                          Monthly                 378.16          See Note 2                 428.58
     Data Sales Co., Inc                               Monthly              58,663.13          See Note 1               7,821.75
     IBM Corporation                                   Monthly              56,452.32                  --                     --
     Advanta Leasing Services                          Monthly               1,374.62                  --                     --
     Premier Computer Sales                            Monthly               7,151.17          See Note 1                 953.49
     Siemens Credit LTD                                Monthly              45,360.11          See Note 2              51,408.12
     Telogy, Inc.                                      Monthly               6,482.29          See Note 1                 864.31
     Telecommunications Finance Group                  Monthly           1,013,115.84          See Note 2           1,148,197.95
     Union Bank of CA., N.A.                           Monthly              61,133.27          See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY       INTERCOMPANY               TOTAL
                                                                  ---------      ---------------        ---------------
               Beginning of month balance                           $  --        $  2,402,758.04        $  2,402,758.04
               Add: Receipts by parent/affiliates                   $  --        $            --        $            --
               Add: customer credits                                $  --        $            --        $            --
               Add: intercompany activity                           $  --        $            --        $            --
               Less: collections                                    $  --        $            --        $            --
               Less: offsets                                        $  --        $            --        $            --
               Less: application of customer deposits               $  --        $            --        $            --
               Less: sale of receivables to I-Link                  $  --        $            --        $            --
                                                                    -----        ---------------        ---------------
               End of month balance                                 $  --        $  2,402,758.04        $  2,402,758.04
                                                                    =====        ===============        ===============

         0-30 Days              31-60 Days                61-90 Days                Over 90 Days           End of Month Total
         ---------              ----------                ----------                ------------           ------------------
          $ --                   $ --                       $ --                       $ --                      $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                         3RD PARTY            INTERCOMPANY               TOTAL
                                                                      ---------------        ---------------       ---------------
               Beginning of month balance                             $  8,702,870.24        $  6,239,696.70       $ 14,942,566.94
               Add: sales on account**                                $     10,063.00        $            --       $     10,063.00
               Add: collections on behalf of I-Link                   $            --        $            --       $            --
               Add: intercompany activity
                 Expenses paid directly by Parent or Affiliate        $    (10,000.00)       $     10,000.00       $            --
                 Net cash advanced by Parent                          $            --        $            --       $            --
                 Credit extended by Parent or Affiliate               $            --        $            --       $            --
                 Amounts collected by Parent                          $            --        $            --       $            --
               Less: Invoicing to I-Link                              $            --        $            --       $            --
               Less: remittances to I-Link                            $            --        $            --       $            --
               Less: payments                                         $        (63.00)       $            --       $        (63.00)
                                                                      ---------------        ---------------       ---------------
               End of month balance                                   $  8,702,870.24        $  6,249,696.70       $ 14,952,566.94
                                                                      ===============        ===============       ===============

         0-30 Days              31-60 Days               61-90 Days                Over 90 Days           End of Month Total
         ---------              ----------               ----------               --------------          ------------------
           $ --                    $ --                     $ --                  $ 8,702,870.24            $ 8,702,870.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of August 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ Henry C. Lyon
                                       -----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                             $  3,257,832.30

RECEIPTS:
     1. Receipts from Operations                                              $            --
     2. Other Receipts                                                        $            --
                                                                              ---------------

TOTAL RECEIPTS                                                                $            --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                          $            --
         b. Others                                                            $            --
     4. Taxes
         a. Federal Income Taxes                                              $            --
         b. FICA Withholdings                                                 $            --
         c. Employee's withholdings                                           $            --
         d. Employer's FICA                                                   $            --
         e. Federal Unemployment Taxes                                        $            --
         f. State Income Tax                                                  $            --
         g. State Employee withholdings                                       $            --
         h. All other state taxes                                             $            --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                       $            --
         b. Utilities                                                         $            --
         c. Insurance                                                         $            --
         d. Merchandise bought for manufacture or sell                        $            --
         e. Other necessary expenses
             Clearing of previously voided checks                             $            --
             U.S. Trustee Fees                                                $            --
             Computer Access/Hosting Services                                 $            --
                                                                              ---------------

TOTAL DISBURSEMENTS                                                           $            --
Less:  Disbursements by Parent or Affiliate                                   $            --
                                                                              ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $            --

                                                                              ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $            --

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                       $            --
                                                                              ---------------

ENDING BALANCE IN WxC/WAXS                                                    $    110,913.25
ENDING BALANCE IN B of A Checking                                             $  3,146,919.05

                                                                              ---------------
                                                  ENDING BALANCE              $  3,257,832.30
                                                                              ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF INVENTORY

     Beginning Inventory              $  --
     Add: purchases                   $  --
     Less: goods sold                 $  --
                                      -----
     Ending inventory                 $  --
                                      =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period              $  --
     Payroll taxes due but unpaid               $  --

                          STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                   Date regular            Amount of          Number of              Amount of
           Name of Creditor/Lessor                payment is due        regular payment   Payments Delinquent    Payments Delinquent
     -----------------------------------          --------------        ---------------   -------------------    -------------------
     Imperial Premium Finance                          Monthly               8,798.52                  --                     --
     Storage West Self Storage                         Monthly                 209.00          See Note 1                  27.87
     Storage West Self Storage                         Monthly                  99.00          See Note 1                  13.20
     Associated Storage                                Monthly               2,149.98          See Note 1                 286.66
     Bay 602 Corporation                               Monthly               9,817.39          See Note 1               1,308.99
     Reynolds Family Properties                        Monthly               4,448.00          See Note 1                 593.07
     Reynolds Family Properties                        Monthly              23,792.49          See Note 1               3,172.33
     Doral Plaza Associates                            Monthly               9,660.00          See Note 1               1,288.00
     Colonial Parking                                  Monthly                 378.00          See Note 1                  50.40
     23223 Bryan St. Limited Partnership               Monthly              16,941.16          See Note 1               2,258.82
     Central Parking Systems                           Monthly                 700.00          See Note 1                  93.33
     Currie Samuelson                                  Monthly               1,200.00          See Note 1                 160.00
     Currie Samuelson                                  Monthly              34,516.00          See Note 1               4,602.13
     Downtown Properties                               Monthly              10,850.00          See Note 1               1,446.67
     Hudson Telegraph                                  Monthly              12,206.25          See Note 1               1,627.50
     Okada International                               Monthly               2,601.03          See Note 1                 346.80
     One Wilshire Arcade Imp.                          Monthly               6,147.03          See Note 1                 819.60
     Rockrose Development                              Monthly               2,848.25          See Note 1                 379.77
     Scripps Ranch Landscape                           Monthly               1,000.00          See Note 1                 133.33
     Pacific Guardian Center                           Monthly               4,707.32          See Note 1                 627.64
     Wells Fargo Financial Leasing Co.                 Monthly                 279.88                  --                     --
     Newcourt Leasing                                  Monthly               1,871.90                  --                     --
     Greater San Diego Air                             Monthly               2,246.00          See Note 1                 299.47
     Finova Loan Admin. Inc                            Monthly              11,825.07          See Note 1               1,576.68
     CIT Group                                         Monthly               8,117.96                  --                     --
     Dana Commercial Credit                            Monthly              14,734.93          See Note 1               1,964.66
     Danka Financial Services                          Monthly              16,705.50                  --                     --
     Danka Financial Services                          Monthly                 378.16          See Note 2                 428.58
     Data Sales Co., Inc                               Monthly              58,663.13          See Note 1               7,821.75
     IBM Corporation                                   Monthly              56,452.32                  --                     --
     Advanta Leasing Services                          Monthly               1,374.62                  --                     --
     Premier Computer Sales                            Monthly               7,151.17          See Note 1                 953.49
     Siemens Credit LTD                                Monthly              45,360.11          See Note 2              51,408.12
     Telogy, Inc.                                      Monthly               6,482.29          See Note 1                 864.31
     Telecommunications Finance Group                  Monthly           1,013,115.84          See Note 2           1,148,197.95
     Union Bank of CA., N.A.                           Monthly              61,133.27          See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                              3RD PARTY      INTERCOMPANY              TOTAL
                                                                 ---------     ---------------       ---------------
               Beginning of month balance                          $  --       $  2,402,758.04       $  2,402,758.04
               Add: Receipts by parent/affiliates                  $  --       $            --       $            --
               Add: customer credits                               $  --       $            --       $            --
               Add: intercompany activity                          $  --       $            --       $            --
               Less: collections                                   $  --       $            --       $            --
               Less: offsets                                       $  --       $            --       $            --
               Less: application of customer deposits              $  --       $            --       $            --
               Less: sale of receivables to I-Link                 $  --       $            --       $            --
                                                                   -----       ---------------       ---------------
               End of month balance                                $  --       $  2,402,758.04       $  2,402,758.04
                                                                   =====       ===============       ===============

         0-30 Days               31-60 Days               61-90 Days                Over 90 Days           End of Month Total
         ---------               ----------               ----------                ------------           ------------------
          $ --                    $ --                      $ --                       $ --                      $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                       3RD PARTY           INTERCOMPANY              TOTAL
                                                                    ---------------       ---------------       ---------------
               Beginning of month balance                           $  8,702,870.24       $  6,249,696.70       $ 14,952,566.94
               Add: sales on account**                              $            --       $            --       $            --
               Add: collections on behalf of I-Link                 $            --       $            --       $            --
               Add: intercompany activity
                 Expenses paid directly by Parent or Affiliate      $            --       $            --       $            --
                 Net cash advanced by Parent                        $            --       $            --       $            --
                 Credit extended by Parent or Affiliate             $            --       $            --       $            --
                 Amounts collected by Parent                        $            --       $            --       $            --
               Less: Invoicing to I-Link                            $            --       $            --       $            --
               Less: remittances to I-Link                          $            --       $            --       $            --
               Less: payments                                       $            --       $            --       $            --
                                                                    ---------------       ---------------       ---------------
               End of month balance                                 $  8,702,870.24       $  6,249,696.70       $ 14,952,566.94
                                                                    ===============       ===============       ===============

         0-30 Days              31-60 Days               61-90 Days                Over 90 Days           End of Month Total
         ---------              ----------               ----------               --------------          ------------------
           $ --                   $ --                      $ --                  $ 8,702,870.24            $ 8,702,870.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of September 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                               /s/ Henry C. Lyon
                                               ---------------------------------
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer


                            OPERATING REPORT Page 5